UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, AL		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

ADTRAN, Inc. held its Annual Meeting of Stockholders on May 10, 2017 (Annual Meeting). At the Annual Meeting, ADTRAN’s stockholders (i) elected seven directors to serve a one year term expiring at the 2018 Annual Meeting of Stockholders (Proposal 1); (ii) approved, on an advisory basis, the executive compensation policies of ADTRAN as well as the compensation of the named executive officers (Proposal 2A); (iii) voted, on an advisory basis, as to whether future advisory votes to approve ADTRAN’s executive compensation policies and the compensation of the named executive officers should occur every one, two or three years (Proposal 2B); and (iv) ratified the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2017 (Proposal 3). The voting results for these proposals are presented in the tables below:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Thomas R. Stanton	41,235,171	856,037	3,443,754
H. Fenwick Huss	41,868,976	222,232	3,443,754
William L. Marks	41,505,834	585,374	3,443,754
Anthony J. Melone	41,944,780	146,428	3,443,754
Balan Nair	41,945,407	145,801	3,443,754
Jacqueline H. Rice	41,980,074	111,134	3,443,754
Kathryn A. Walker	41,684,421	406,787	3,443,754

Proposal 2A – Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
40,987,084	970,715	133,409	3,443,754

Proposal 2B – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
8,682,345	18,897	33,353,780	36,186	3,443,754

Based on these voting results, at this time, ADTRAN, Inc. will maintain its current policy of holding an Advisory Vote Related to Executive Compensation every year.

Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017

For	Against	Abstain
44,917,589	597,391	19,982

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 11, 2017.

ADTRAN, Inc.
(Registrant)

By:/s/ Roger D. Shannon
Roger D. Shannon
Senior Vice President of Finance,
Chief Financial Officer,

Corporate Treasurer and Secretary

(Principal Financial Officer)